Exhibit 10.70
*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
TRANSITION AGREEMENT
     This Transition Agreement (this “Agreement”) is entered into as of January 28, 2005, by and between Medicis Pharmaceutical Corporation, a Delaware corporation, having offices at 8125 North Hayden Road, Scottsdale, AZ 85258 (hereinafter “Medicis”), and aaiPharma Inc., a Delaware corporation and the parent company of AAI Development Services, Inc. (formerly known as AAI International, Inc.), having offices at 2320 Scientific Park Drive, Wilmington, NC 28405 (hereinafter “AAI,” and together with Medicis, hereinafter the “Parties,” or individually, hereinafter a “Party”).
RECITALS:
     A. Medicis and AAI entered into that certain Development, Commercialization and License Agreement, effective as of June 26, 2002, as amended on December 18, 2002 (collectively, the “DCL Agreement”). Capitalized terms used in this Agreement which are not defined herein shall have the meanings given to such terms in the DCL Agreement.
     B. On January 28, 2005 (the “Termination Date”), pursuant to a letter agreement, Medicis and AAI mutually terminated the DCL Agreement under Section 7.2.4 thereof effective as of the Termination Date.
     C. The Parties mutually desire to enter into certain arrangements and agreements to facilitate transition matters arising from the termination of the DCL Agreement.
STATEMENT OF AGREEMENT:
     Now, therefore, in consideration of the mutual promises and agreements herein contained and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     1. Return of Work Product; Survival.
          1.1 The Parties acknowledge and agree that Medicis is the owner of all Work Product in accordance with Sections 7.3.2, 2.4.4 and 10.4 of the DCL Agreement, and in furtherance of such ownership and to facilitate the return of Medicis’ property to Medicis on the Closing Date (as such term is defined in Section 5.1 hereof) AAI shall (a) provide Medicis or its designee with a complete disclosure of all Work Product not yet disclosed to Medicis and shall deliver to Medicis or its designee the Work Product, and (b) execute such documents and take such steps as Medicis may reasonably request in order to vest Medicis with full record ownership of all Work Product.
          1.2 The Parties acknowledge and agree that Section 7.4 (and the additional sections referenced therein) of the DCL Agreement shall survive the termination of the DCL Agreement.
     2. Assignment of Agreements.

          2.1 On the Closing Date, AAI shall hereby transfer and assign to Medicis or its designee all of AAI’s and its Affiliates rights, title and interests in and to and obligations under the contracts and agreements set forth on Schedule 2 hereto (each a “Transferred Contract” and collectively, the “Transferred Contracts”) designated by Medicis to be assumed by Medicis. AAI represents and warrants to Medicis that the Transferred Contracts represent all of the contracts and agreements entered into by AAI or its Affiliates exclusively for purposes of performing AAI’s obligations under the DCL Agreement and that to AAI’s knowledge as of the Closing Date, there are no other material contracts or agreements to which AAI or any of its Affiliates is a party which are necessary for the performance of the Work Plan. For each Transferred Contract designated by Medicis to be assumed by Medicis on Schedule 2 hereto, Medicis shall assume all of AAI’s obligations thereunder to the extent arising following the Closing Date.
          2.2 AAI shall use its commercially reasonable efforts, and Medicis shall cooperate with AAI, to obtain all necessary consents in order to transfer or assign on the Closing Date each Transferred Contract designated by Medicis to be assumed by Medicis on Schedule 2 hereto to Medicis or its designee; provided, however, that neither AAI nor Medicis shall be obligated to pay any consideration therefor to the third party from whom such consent is requested. In the event and to the extent that the required consent to the transfer or assignment of any of the Transferred Contracts has not been obtained by the Closing Date, AAI shall continue to be, or shall cause its Affiliates to continue to be, bound thereunder in accordance with the terms thereof and shall use its commercially reasonable efforts to perform and discharge fully all of the obligations of AAI or its Affiliates thereunder from and after the Closing Date; provided, however, that (a) Medicis shall pay, or reimburse AAI upon receipt of a reasonably detailed invoice, for AAI’s standard hourly rate, if any, and AAI’s out-of-pocket, third party costs under each such Transferred Contract in accordance with its terms, and (b) AAI shall not alter, modify or extend the terms and conditions of any such Transferred Contract without the prior written consent of Medicis, and at the request of, the sole expense of, and for the account of, Medicis, AAI shall take all reasonably requested actions to protect its rights thereunder.
     3. Transferred Contracts Indemnification.
          3.1 Medicis shall indemnify, defend and hold AAI, its Affiliates and their respective directors, officers, shareholders, employees, representatives, agents, successors and permitted assigns (collectively “AAI Indemnified Parties”) harmless from and against any and all third party liabilities, losses, claims, demands, obligations, judgments, causes of action, assessments, fines, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) (collectively, the “Claims”), in each case, to the extent such Claims are incurred following the Closing Date and arise out of the Transferred Contracts, but Medicis shall have no indemnification obligations under this Section 3.1 to the extent any such Claim arises out of any negligence or willful or reckless actions or misconduct of AAI or its employees, agents and/or subcontractors.
          3.2 AAI shall indemnify, defend and hold Medicis, its Affiliates and their respective directors, officers, shareholders, employees, representatives, agents, successors and permitted assigns (collectively, the “Medicis Indemnified Parties”) harmless from and against any and all Claims, in each case, to the extent such Claims are incurred (i) on or prior to the

Closing Date and arise out of the Transferred Contracts, and (ii) after the Closing Date and arise out of any negligence or willful or reckless actions or misconduct of AAI or its employees, agents and/or subcontractors. The Parties acknowledge that the third parties who are parties to the Transferred Contracts shall not be deemed to be AAI’s agents or subcontractors pursuant to such Transferred Contracts for periods following the Closing Date.
     4. Closing Date Payments to AAI.
          4.1 Notwithstanding anything to the contrary contained in Section 7.3.2(a) of the DCL Agreement, in consideration for the Parties entering into this Agreement, Medicis shall pay to AAI on the Closing Date by wire transfer in immediately available funds to an account designated by AAI an amount equal to *** (the “Closing Sum”).
          4.2 ***
          4.3 Within *** following the date hereof, AAI shall prepare and deliver to Medicis a detailed statement of AAI’s fees and expenses incurred from and after January 1, 2005 through and including January 31, 2005, for the services provided by or on behalf of AAI to Medicis (the “Expense Statement”), accompanied by reasonably detailed invoices evidencing the incurrence of such fees and expenses. Any and all expenses incurred in connection with the preparation of the Expense Statement shall be the sole responsibility of AAI.
          4.4 The Expense Statement shall become final and binding upon the Parties within thirty (30) days following the receipt thereof by Medicis, unless Medicis notifies AAI of an objection thereto in writing within such 30-day period, which writing shall set forth in reasonable detail the reasons for Medicis’ objection (an “Objection Notice”). If Medicis sends an Objection Notice to AAI, Medicis and AAI shall negotiate in good faith to resolve the matter or matters in dispute. If, within thirty (30) days following the date of the Objection Notice, such disputes have not been resolved, the Parties shall submit the dispute to be resolved to *** or another “Big Four” accounting firm mutually acceptable to the Parties (the “Accounting Firm”). Medicis and AAI will direct the Accounting Firm to deliver within thirty (30) days after its retention a written report stating its resolution of such disputes and Medicis and AAI and their respective agents will cooperate with the Accounting Firm during its engagement. Following the issuance of the Accounting Firm’s written report, the Expense Statement (as adjusted in accordance with such written report) shall be final, binding and not subject to any appeal. The fees and expenses of the Accounting Firm shall be paid one-half by Medicis and one-half by AAI.
          4.5 If the aggregate amount of fees and expenses reflected on the Expense Statement as finally determined in accordance with Section 4.4 is less than the Estimated January Expenses, then AAI will, within *** after the date of such final determination, reimburse and pay to Medicis an amount equal to the difference between (a) the Estimated January Expenses and (b) the aggregate amount of fees and expenses reflected on the Expense Statement as finally determined in accordance with Section 4.4. No payment will be required by either Party if the aggregate amount of fees and expenses reflected on the Expense Statement as finally determined in accordance with Section 4.4 is greater than the Estimated January Expenses.

     5. Closing and Deliveries.
          5.1 Closing. The consummation of the transactions contemplated hereby shall take place at a closing (the “Closing”), to be held at the offices of Akin Gump Strauss Hauer & Feld LLP, 590 Madison Avenue, New York, NY, at 10:00 a.m. local time, or another mutually acceptable time and location. The date of Closing is hereinafter called the “Closing Date.” The Closing shall be effective for all purposes as of 11:59 p.m. on the Closing Date.
          5.2 Deliveries.
               5.2.1 At the Closing, AAI shall deliver, or shall cause to be delivered, the following to Medicis:
(a)	The Work Product pursuant to Section 1;

(b)	The Transferred Contracts pursuant to Section 2;

(c)	A quality control agreement, duly executed by AAI; and

(d)	Such other agreements, consents, documents, instruments and writings as are reasonably requested by Medicis or otherwise required to be delivered by AAI at or prior to the Closing Date pursuant to this Agreement.
               5.2.2 At the Closing, Medicis shall deliver, or shall cause to be delivered, the following to AAI:
(a)	The payments required to be made by Medicis to AAI pursuant to Sections 4.1 and 4.2;

(b)	A quality control agreement, duly executed by Medicis; and

(c)	Such other agreements, consents, documents, instruments and writings as are reasonably requested by AAI or otherwise required to be delivered by Medicis at or prior to the Closing Date pursuant to this Agreement.
     6. Transition Services.
               6.1.1 Subject to the terms of this Agreement, following the Closing Date and until termination as provided in Section 16.1 hereof, (i) AAI shall, in accordance with the Work Plan, including the hourly fee rates attached hereto as Exhibit II or Exhibit III and incorporated herein by reference, perform certain clinical and non-clinical work relating to the Work Product, including, but not limited to, clinical monitoring services, data management services, stability work and Product optimization in accordance with industry standards and manufacturing-related services relating to the Products in accordance with industry standards, all as more fully described in each written service estimate or statement of work to be signed by both of the Parties hereto (“Service Estimates”) incorporated into the Work Plan (collectively, the “Initial Services”), and (ii) Medicis shall pay AAI for such Initial Services in accordance with the Service Estimates included within the Work Plan and their related fee schedules until the Initial Services are terminated, as provided herein. The Parties acknowledge and agree that all of the Service Estimates entered into and to be entered into by the Parties are part of Exhibit II, and if applicable to manufacturing, shall be subject to the terms and conditions of Exhibit III.
               6.1.2 The hourly fee rates shall be subject to annual review and increase. Hourly fees are exclusive of third party fees, costs and expenses, including shipping and material costs. All out-of-pocket third party costs and expenses related to the Services, including shipping, shall be passed through to Medicis at cost ***. Unless otherwise agreed to in any Service Estimate, Medicis shall be billed monthly for the Initial Services. The Parties may agree in writing to additional or modified Initial Services, all of which shall be documented in a Service Estimate or change order incorporated into the Work Plan by written agreement between the Parties.
               6.1.3 To the extent that certain components of the Work Product are necessary in order for AAI to continue its services in accordance with the provisions of this Section 6.1, AAI shall be permitted to retain a copy of such materials; provided, that it provides Medicis with a written notice setting forth the specific Work Product that it has copied and that such copies are returned to Medicis promptly following the completion of such Initial Services. AAI shall provide Medicis with a written update, not less than weekly, of the Initial Services performed by AAI under this Section 6.1, including electronic and hard copy documentation of the Work Product generated in performing the Initial Services that are necessary or useful to obtaining governmental approval for the commercialization or manufacture of the Products.
               6.1.4 Without the prior written approval of Medicis, AAI shall not knowingly utilize in the performance of the Services hereunder or under any Service Estimate, nor incorporate into the resulting Work Product, any intellectual property or proprietary rights of AAI and/or any third party (“Outside Technology”), except as AAI is freely permitted to do so without further compensation from Medicis.
          6.2 Following the Closing Date, (a) AAI shall manufacture commercial batches, including bulk clinical supply and samples, of Products in accordance with industry standards and the manufacturing terms attached hereto as Exhibit III and incorporated herein by reference (collectively, the “Manufacturing Services”, and together with the Initial Services, the “Services”), until such Manufacturing Services are terminated in accordance with the terms hereof, including Exhibit III hereto, and (b) Medicis shall pay AAI for such Manufacturing Services in accordance with Section 7 hereof and the fee schedule set forth in Exhibit III hereto. AAI shall provide Medicis with updates, not less than weekly, of the Manufacturing Services performed by AAI under this Section 6.2, including available electronic and hard copy documentation of the Work Product generated in performing the Manufacturing Services that are necessary or useful to obtaining governmental approval for the commercialization or manufacture of the Products.
          6.3 To the extent that the Services performed by AAI hereunder yield Work Product, such Work Product shall be the property of Medicis. AAI shall provide Medicis or its designee with a complete disclosure of all such Work Product not yet disclosed to Medicis on a monthly basis, or more frequently, if available, and (c) AAI shall execute such documents and take such steps as are necessary in order to vest Medicis with full record ownership of such Work Product.
          6.4 AAI shall reasonably cooperate with and assist Medicis, at Medicis’ expense with respect to third party costs, (a) in transferring the Manufacturing Services promptly following the date on which the United States Food and Drug Administration (the “FDA”) approves the Product (the “FDA Approval Date”) to a third party designated by Medicis (the “New Manufacturing Site”), and (b) in obtaining appropriate governmental qualifications, including all required FDA approvals, necessary for the New Manufacturing Site to perform the Manufacturing Services. Upon the request of AAI, AAI shall have the right to review and provide comments to Medicis with respect to the applications to be submitted to the FDA for approval of the New Manufacturing Site. Within *** following the later of the FDA Approval Date and the date on which the FDA approves the New Manufacturing Site (the “New Site Approval Date”), Medicis shall pay to AAI, by wire transfer in immediately available funds to a account designated by AAI, ***; provided that AAI is not then in breach of its obligations under this Section 6.4.
          6.5 During the term of Exhibit III hereto and until the *** of the termination of Exhibit III hereto, AAI and its Affiliates shall not, for their own benefit or for the benefit of any third party other than Medicis and its successors and assigns or *** and its successors and assigns ***, manufacture products containing modified minocycline or Extended Release Minocycline; provided, however, that AAI and its Affiliates shall not manufacture products containing modified minocycline or Extended Release Minocycline in capsule or tablet form for ***.
     7. Payments for Services. (a) All payments for Services shall be made by wire transfer in immediately available funds to a bank account designated in writing by AAI prior to the date such payment is due. AAI shall provide to Medicis written invoices for Services and Medicis shall pay such invoices *** following Medicis’ receipt thereof. In the event Medicis fails to pay such amount on the date due as referenced in the applicable invoice, AAI shall send written notice to Medicis of such failure, and Medicis shall have the right to pay such amount in full without interest thereon within *** of the date Medicis receives such notice. AAI reserves the right to charge, and Medicis shall pay, interest at the then Prime Rate as determined by Citibank N.A. plus *** on all past due amounts; provided, however, that no such interest shall be charged to the extent that the failure of Medicis to make a timely payment hereunder arises from a good faith dispute between Medicis and AAI with respect to the amount due. If AAI shall not have received payment of an invoice within *** following the date of Medicis’ receipt of such invoice, AAI shall have the right to cease performance of Services hereunder without liability to Medicis provided that AAI is not then in breach of its obligations under this Agreement. AAI shall have no further obligation to perform such Services, unless and until such amounts have been paid, and following delivery of such payment, AAI shall promptly recommence its obligations to perform Services hereunder. In the event that during the term of this Agreement, Medicis shall fail on *** occasions to make payment of an invoice within *** following the date of Medicis’ receipt of the applicable invoice, AAI shall have the right upon one hundred eighty (180) days prior written notice to Medicis to terminate this Agreement without liability to Medicis provided that AAI is not then in beach of its obligations under this Agreement.

     (b) If the Parties have a dispute regarding any payment hereunder and they are unable to reach agreement thereon within 60 days of the date of the first invoice for such payment, an independent arbitrator mutually appointed by the Parties and expert in accounting shall be retained to determine the matter or matters in dispute. The Parties shall each submit one (1) proposal to the arbitrator who shall be required to select one (1) of the submitted proposals, and the arbitrator shall not be entitled to compromise between such proposals. The arbitrator’s determination shall be made within thirty (30) days of submission and shall be conclusive and binding upon the Parties. Each Party shall provide the arbitrator with all relevant books and records, any work papers, supporting documentation and any other documentation used in determining its proposal pursuant to this Section 7(b); provided that such documentation shall be concurrently provided to the other Party. All fees and expenses of the arbitrator shall be paid by the Party whose proposal is not selected.
     8. AAI Performance. AAI shall use commercially reasonable efforts to perform and timely complete its obligations under this Agreement in conformity with the terms and conditions of this Agreement. AAI shall comply with all applicable United States federal, state and local laws and regulations in performing the Services, including but not limited to current Good Manufacturing Practices, Good Clinical Practices, Good Laboratory Practices, ICH guidelines, and all other applicable FDA regulations in effect at the time that the obligations are performed (“Applicable Laws”).
     9. Mutual Representations, Warranties and Covenants. Each of the Parties represents, warrants and covenants to the other that:
          9.1 It shall not use the services of any persons debarred or suspended under 21 U.S.C. § 335a(a) or (b) in any capacity associated with or related to the manufacture of Products. It shall not hire or retain as an officer or employee any person who has been convicted of a felony under the laws of the United States for conduct relating to the regulation of any drug product under the United States Food, Drug, and Cosmetic Act (the “Act”);
          9.2 It is validly existing and in good standing under the laws of the state of its incorporation;
          9.3 The execution of this Agreement and full and timely performance of the covenants, duties and obligations described herein have been duly authorized by all necessary corporate action in accordance with all applicable United States federal, state and local laws;
          9.4 It has the full power and authority to execute and deliver this Agreement and perform its covenants, duties and obligations described in this Agreement;
          9.5 This Agreement is a valid, legal and binding obligation upon such Party, enforceable against such Party in accordance with its terms, except as enforceability may be limited by applicable insolvency and other laws affecting creditors’ rights generally or by the availability of equitable remedies; and
          9.6 It is not aware of any impediment that would inhibit its ability to perform its obligations hereunder.

     10. AAI’S Representations, Warranties and Covenants.
          10.1 All Products manufactured or supplied by AAI or its agents shall conform to, and shall be manufactured in conformity with, any and all Applicable Laws, including, but not limited to, current Good Manufacturing Practices, Good Clinical Practices, Good Laboratory Practices, ICH guidelines, the NDA and all other applicable FDA regulations;
          10.2 When shipped from AAI, All Products shall conform to the applicable Specifications (as such term is defined in Exhibit III hereto) therefor;
          10.3 When shipped from AAI, Product shall not be adulterated within the meaning of the Act, and shall not be an article which may not, under the Act, be introduced into interstate commerce;
          10.4 Product shall be free and clear of all liens, security interests, or other encumbrances;
          10.5 All studies performed by AAI and its agents shall be performed in conformity with current and applicable Good Manufacturing Practices, Good Clinical Practices, Good Laboratory Practices, ICH guidelines and all other applicable FDA regulations;
          10.6 AAI and its agents shall maintain all records and reports as required to comply with applicable United States federal, state and local work regulations, as required by FDA regulations, and as further required under the Work Plan and in connection with the Services;
          10.7 AAI and its agents shall obtain informed consent from any study subjects used by AAI or its agents in the performance of this Agreement; and
          10.8 Provided that Medicis remains current on all amounts due to AAI, AAI shall make prompt payment to all of its subcontractors under this Agreement.
          10.9 THESE EXPRESS WARRANTIES IN ARTICLE 10 ARE IN LIEU OF, AND AAI DISCLAIMS ALL OTHER CONDITIONS, REPRESENTATIONS, WARRANTIES AND STATEMENTS REGARDING THE PRODUCTS AND SERVICES PROVIDED TO MEDICIS HEREUNDER, WHETHER EXPRESS OR IMPLIED BY STATUTE, CUSTOM OF THE TRADE OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, ANY SUCH CONDITION, WARRANTY, OR STATEMENT RELATING TO THE DESCRIPTION OR QUALITY OF PRODUCTS, THEIR MERCHANTABILITY, OR THEIR FITNESS FOR A PARTICULAR PURPOSE OR USE UNDER ANY CONDITION) AND ANY SUCH CONDITION, WARRANTY OR STATEMENT IS HEREBY EXCLUDED.
          IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR LOST PROFITS, PUNITIVE OR OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT. THE LIMITATION ON LIABILITY SET FORTH IN THIS SECTION SHALL NOT APPLY TO EITHER PARTY’S INDEMNIFICATION OBLIGATIONS UNDER

THIS AGREEMENT OR DAMAGES ARISING OUT OF A PARTY’S INTENTIONAL BREACH OF, OR MISCONDUCT UNDER, THIS AGREEMENT.
     11. Certain Obligations.
            11.1 Supply of Active Ingredient.
(a)	AAI shall use the Active Ingredient already provided to it by Medicis to perform its obligations hereunder. Thereafter, Medicis shall, at its sole cost and expense, deliver the Active Ingredient to AAI in quantities agreed to between the Parties. All risk (other than arising from or in connection with AAI’s or its employees’, agents’ or subcontractors’ negligence or willful or reckless actions or misconduct), right, title and interest in and to the Active Ingredient shall at all times belong to and remain in Medicis. AAI shall only use the Active Ingredient received by it to perform the Services. AAI shall promptly notify Medicis in writing of any Active Ingredient that does not meet the specifications identified in Attachment I of Exhibit III, and AAI shall return such Active Ingredient in accordance with Medicis’ instructions to either Medicis or its designee at Medicis’ risk and expense.
(b)	AAI shall not be responsible for any loss or damage to the Active Ingredient, except where such loss or damage occurs as a result of AAI’s or its employees’, agents’ or subcontractors’ negligence or willful or reckless actions or misconduct. In such circumstances, AAI shall promptly reimburse Medicis for the Reimbursable Value (as such term is defined in Exhibit III hereto) therefor. Except as otherwise provided herein, all other supplies and materials that are required for the Services shall be obtained by AAI.
          11.2 Safety. Each Party shall be responsible for the safety of its own employees and agents with respect to the handling, use, or storage of materials involved in performance of the Services.
          11.3 Regulatory Approvals. Medicis shall own all right, title and interest in and to the regulatory approvals for the Products. Medicis has responsibility for the content of any Product labels, packaging and instructions and shall supply same to AAI.
          11.4 Regulatory Reporting. AAI shall promptly inform Medicis in accordance with FDA regulations of any adverse events and other regulatory reporting events or activities arising from performance of the Work Plan or the Services.
          11.5 Subcontractors. In the event that AAI desires to use the services of third parties to perform any of AAI’s obligations under this Agreement, AAI shall first obtain the prior written approval of Medicis with respect to each such subcontractor and, prior to such approval and thereafter, shall provide Medicis with any information reasonably requested by Medicis or any governmental or regulatory authority with respect to each such subcontractor. With respect to each subcontractor approved by Medicis, which approval shall be granted by Medicis in its sole and absolute discretion, AAI shall ensure that each such subcontractor complies with the applicable obligations of AAI under this Agreement and shall enter into a written agreement with each such subcontractor that:
(a)	contains obligations of confidentiality on such subcontractor no less protective of Medicis Confidential Information than the obligations of AAI under this Agreement, unless otherwise agreed to by Medicis in a signed writing;

(b)	requires such subcontractor to enter in to a confidentiality agreement in the form attached as Exhibit IV hereto;

(c)	shall include substantially the same terms as those appearing in Section 9 of the DCL Agreement “Ownership of Work Product” to ensure that Medicis obtains the same rights in the Work Product generated under such subcontractor agreement as those set forth in this Agreement;

(d)	permits Medicis to exercise its inspection and audit rights pursuant to Section 12 “Inspections and Audits” hereof; and

(e)	without Medicis’ prior written consent, does not impose any payment obligations and/or liability on Medicis.
          11.6 Storage of Original Records. Records related to or arising out of the performance of the Services shall be stored by AAI in accordance with the FDA’s archival guidelines. At least ninety (90) days prior to the expiration of the storage period required by the FDA, AAI shall notify Medicis in writing of such expiration, and at the end of such period, shall transfer such records to Medicis in a manner designated by Medicis. Medicis shall be responsible for the reasonable cost of the transfer of such records.
          11.7 Insurance. Each Party shall maintain comprehensive general liability insurance, including blanket contractual liability insurance covering its obligations under this Agreement while this Agreement is in effect, which insurance shall afford limits of not less than *** for each occurrence for bodily injury liability, personal injury liability, products liability, property damage liability, contractual liability and completed operations liability. The Parties shall provide each other with certificates of insurance evidencing the above and showing the name of the issuing company, the policy number, the effective date, the expiration date and the limits of liability. The insurance certificate shall further provide for a minimum of thirty (30) days written notice to the other Party of a cancellation of or material change in the insurance. AAI’s insurance policy shall name Medicis as an additional insured, and Medicis’ insurance policy shall name AAI as an additional insured. AAI’s comprehensive general liability insurance policy shall contain a waiver of subrogation rights which Medicis’ insurer(s) may have against it, and Medicis’ comprehensive general liability insurance policy shall contain a waiver of subrogation rights which AAI’s insurer(s) may have against it.
     12. Inspections and Audits.
          12.1 Medicis and its authorized representatives shall have the right to inspect the manufacturing and testing facilities of AAI and its subcontractors or agents, and to discuss and review in detail the manufacturing and testing process and quality control procedures used

(and the records created) by AAI during the performance of the Services with any employees or consultants familiar with the Services; provided, however, that such inspections shall be during normal business hours and shall not unreasonably interrupt the operations of AAI. Such inspections shall be made no more frequently than once every *** unless (i) consented to by AAI, such consent not to be unreasonably withheld; (ii) such inspection relates to a Product recall, correction or failure or review of process optimization and validation activities, or (iii) AAI is subject to any inspection pursuant to Section 12.2 below.
          12.2 AAI shall cooperate with the FDA or any other governmental agency with respect to any inspections it may require of AAI’s facilities and procedures in connection with provision of the Services. AAI shall promptly notify in writing and provide copies to Medicis of any communications regarding the Services, the manufacture of the Products or the Products sent to or received from the FDA. Medicis shall promptly notify in writing and provide copies to AAI of any written communications regarding the manufacture of the Products or the Products sent to or received from the FDA.
     13. Indemnification.
          13.1 Indemnification by Medicis. Subject to the terms of Section 13.3, Medicis shall indemnify, defend and hold the AAI Indemnified Parties harmless from and against any and all Claims, in each case to the extent such Claims arise out of: (a) a breach or inaccuracy of any representation or warranty made by Medicis in this Agreement; (b) a material breach of this Agreement by Medicis; (c) any negligence or willful or reckless actions or misconduct of Medicis or its employees, agents and/or subcontractors; (d) any allegation of infringement or misappropriation of copyright or trademark rights of any party resulting from the Products, including Medicis’ instructions for labeling, or packaging of the Products; (e) harm to a third party arising out of the inherent toxicological properties of Active Ingredient and the Products or (f) the handling, storage, shipment, labeling, marketing, sale and use of the Products by Medicis. Notwithstanding the foregoing, Medicis shall not be liable for any Claims to the extent caused by any of the AAI Indemnified Parties as determined in a final, non-appealable order of a court of competent jurisdiction.
          13.2 Indemnification by AAI. Subject to the terms of Section 13.3, AAI shall indemnify, defend and hold the Medicis Indemnified Parties harmless from and against any and all Claims, in each case to the extent such Claims arise out of: (a) a breach or inaccuracy of any representation or warranty made by AAI in this Agreement; (b) a material breach of this Agreement by AAI; (c) any negligence or willful or reckless actions or misconduct of AAI or its employees, agents and/or subcontractors; (d) or any allegations of infringement or misappropriation of any patent or trade secret rights arising out of AAI’s or AAI’s employees’; agent’s or subcontractors performance of the Services. Notwithstanding the foregoing, AAI shall not be liable for any Claims to the extent caused by any of the Medicis Indemnified Parties as determined in a final, non-appealable order of a court of competent jurisdiction.
          13.3 Procedures for Indemnification.
               13.3.1 General. Promptly after becoming aware of same, the Party seeking indemnification (the “Indemnified Party”) shall notify the other Party (the

“Indemnifying Party”) of any Claim covered under the terms of Sections 13.1 or 13.2, as applicable, for which the Indemnified Party seeks indemnification; provided, however, that any delay in giving such notice shall not relieve the Indemnifying Party hereunder except to the extent such delay materially prejudices the Indemnifying Party’s ability to defend against such Claim or materially increases the amount of damages awarded or paid in settlement of such Claim. For a period that shall not exceed ten (10) business days following any such notification, the Indemnified Party and Indemnifying Party shall investigate and discuss in good faith whether such claim is subject to indemnification under Sections 13.1 or 13.2, as applicable. During such discussions, the Indemnified Party shall give the Indemnifying Party full access to all records, data and personnel of the Indemnified Party as may be reasonably necessary to make such determination. If the parties are unable to agree on whether the Indemnifying Party is required to indemnify the Indemnified Party under the terms of Sections 13.1 or 13.2, as applicable, the Indemnifying Party, at its option, shall either assume or decline defense of the Claim, including negotiations for its settlement or compromise.
               13.3.2 Defense Assumed. If the Indemnifying Party assumes defense of a third party Claim as described herein, the Indemnified Party shall reasonably cooperate with the Indemnifying Party in the defense of such third party Claim and may be represented, at the Indemnified Party’s expense, by counsel of its choice, provided, that, where the Indemnifying Party has assumed defense of a third party Claim, the Indemnifying Party shall have sole control over such defense. The Indemnifying Party shall not be responsible for defending any claims other than those described in Sections 13.1 or 13.2, as applicable, even if brought in the same suit. In addition to the foregoing, if a court of competent jurisdiction later determines that a third party Claim for which the Indemnifying Party assumed defense was not eligible for indemnification under Sections 13.1 or 13.2, as applicable, within *** following such determination, the Indemnified Party shall reimburse the Indemnifying Party in full for all judgments, costs and expenses (including reasonable attorneys’ fees) incurred in connection with such third party Claim.
               13.3.3 Defense Declined. If the Indemnifying Party declines to assume defense of any third party Claim, and it is later determined by a court of competent jurisdiction that such third party Claim was eligible for indemnification under Sections 13.1 or 13.2, as applicable, within *** following such determination, the Indemnifying Party shall reimburse the Indemnified Party in full for all judgments, costs and expenses (including attorneys’ fees and expenses) incurred in connection with such third party Claim.
               13.3.4 Settlement of Third Party Claims. The Indemnifying Party shall not settle any third party Claim without the prior written consent of the Indemnified Party if such settlement: (a) materially diminishes any of the Indemnified Party’s rights under this Agreement or seeks to impose additional obligations on the Indemnified Party; or (b) arises out of or is a part of any criminal action, suit or proceeding or contains a stipulation or admission or acknowledgement of any liability or wrongdoing (whether in contract, tort or otherwise) on the part of the Indemnified Party.
               13.3.5 Contributory Negligence; Right of Contribution. Nothing contained herein shall bar a claim for contributory negligence or a Party’s right of contribution.

     14. Confidential Information.
          14.1 Medicis Confidential Information. AAI acknowledges and agrees (a) that (i) Work Product created by or on behalf of AAI or Medicis pursuant to this Agreement, (ii) any plans, specifications, designs, data, results, information, works in progress and any other documents or material provided by or on behalf of Medicis for the provision of Services, and (iii) any information, works in progress, trade secrets, data or other secret, sensitive or confidential material related to the business technology, products, systems, formulas, practices, processes, customers or projects of Medicis that are disclosed to or become known by AAI during the term of this Agreement and which are not generally known to the public constitute the confidential information of Medicis (collectively the “Medicis Confidential Information”); (b) to hold such Medicis Confidential Information in strict confidence; (c) not to disclose such Medicis Confidential Information to any third party, except as necessary to perform its obligations hereunder, provided that such third party is bound to keep such information confidential in accordance with the terms hereof and AAI shall be responsible for any breach by such third party of the terms hereof; (d) to use such Medicis Confidential Information only as necessary to perform the Services; and (e) upon termination of this Agreement, to destroy or return all tangible Medicis Confidential Information (including tangible media containing Medicis Confidential Information) to Medicis. Notwithstanding the foregoing, AAI may retain one (1) copy to the extent required by any Applicable Law. Medicis Confidential Information shall include the identity of the investigators used to conduct the clinical tests. This provision shall not supercede and replace any previous confidentiality and/or non-disclosure agreements between the Parties, other than those previous confidentiality and/or non-disclosure provisions which directly and specifically cover the Services provided hereunder.
          14.2 AAI Confidential Information. Medicis acknowledges and agrees (a) that any information, work in progress, trade secrets, data or other secret, sensitive or confidential material related to the business technology, products, systems, formulas, practices, processes, customers or projects of AAI that are disclosed to or become known by Medicis during the term of this Agreement and which are not generally known to the public constitute the confidential information of AAI (collectively the “AAI Confidential Information”) (b) to hold such AAI Confidential Information in strict confidence; (c) not to disclose such AAI Confidential Information to any third party; and (d) to use such AAI Confidential Information only as reasonably useful to further develop, manufacture, and/or commercialize any Products or any formulation based on the Products. AAI Confidential Information includes AAI intellectual property, technology, know-how and processes (whether or not patented or patentable) developed by AAI prior to execution of this Agreement, including the AAI Test Procedures (the “AAI Intellectual Property”). Medicis acknowledges that AAI shall remain the exclusive owner of all AAI Intellectual Property; provided, however, that in no event shall AAI Intellectual Property include any Work Product.
          14.3 Notwithstanding Sections 14.1 and 14.2, either party may disclose Medicis Confidential Information or AAI Confidential Information in response to (i) an order from a court or governmental agency; (ii) in response to a party in litigation, provided that an appropriate protective order has been entered; or (iii) if such disclosure is necessary to comply with any other laws or regulations applicable to the disclosing party.

          14.4 Notwithstanding Section 14.2, Medicis may disclose any AAI Confidential Information, including without limitation any plans, specifications, designs, processes, reports, papers, formulas and any other information and material provided to Medicis under this Agreement to third parties as reasonably useful to further develop, enhance, improve, manufacture, or commercialize any Products or any formulations based on the Products; provided, however, that Medicis shall require any such third parties to execute a corresponding confidentiality agreement reasonably acceptable to AAI.
     15. Further Assurances.
          15.1 From time to time following the date hereof, at the request of any Party hereto and without further consideration, the other Party hereto shall execute and deliver to such requesting Party such agreements, instruments and documents and take such other action as such requesting Party may reasonably request in order to consummate more fully and effectively the transactions contemplated hereby.
     16. Termination.
          16.1 Term and Termination. This Agreement (including Exhibits II and III) shall commence on the date of its execution. Unless sooner terminated, as permitted by this Agreement, including Section 2.1(b) of Exhibit III, the Manufacturing Services shall remain in full force and effect for an initial term of four (4) years from the Post-Launch Date (as such term is defined in Exhibit III and as more fully described in Section 2.1(b) of Exhibit III) , or such other time as the parties hereto shall mutually agree. The Initial Services may be terminated from time to time, in whole or in part, by Medicis upon thirty days written notice to AAI or by AAI in accordance with Section 7 hereof. Exhibits II and III and this Agreement to the extent related thereto, may also be terminated as follows:
(a)	by mutual agreement of the Parties;
(b)	by either Party by written notice to the other upon the occurrence of either of the following events:
(i)	either Party is in material breach of this Agreement and fails to cure such breach within *** after receipt of written notice from the other Party identifying the breach;

(ii)	either Party enters into bankruptcy, whether voluntary or involuntary, has a receiver appointed, becomes insolvent, enters into any arrangement with its creditors, takes or suffers any similar action in consequence of debt or ceases or threatens to cease to carry on its business as usual or permits the entry of an order adjudicating it to be bankrupt or insolvent and such order is not discharged within ***; or

(iii)	as permitted by Section 17.5 hereof.
(c)	Any termination or expiration of this Agreement shall not affect any outstanding obligations or payments due hereunder prior to such termination or expiration, nor shall it prejudice any other remedies that the Parties may have under this Agreement.
     16.2 Effect of Termination. Upon termination of the Initial Services, in whole or in part, or Exhibit III or both:
               16.2.1 Upon termination of any Initial Services , AAI shall stop the performance of such Initial Services and Medicis shall pay AAI for any Initial Services performed prior thereto which have not yet been paid for and shall reimburse AAI for costs and expenses incurred or uncancellable prior to the date of such termination; provided, however, that in such event AAI shall have a duty to cancel and mitigate such costs and expenses. Upon termination of Exhibit III, AAI shall stop the performance of the Manufacturing Services provided thereunder. Notwithstanding the foregoing, if requested, and pre-paid for, by Medicis, AAI shall complete or cause the completion of the manufacturing of any work-in-process that is subject to a firm order (including a Binding Order (as such term is defined in Exhibit III)) on the date on which the termination is effective.
               16.2.2 Medicis shall (in addition to any other remedies AAI may have in the event of default by Medicis):
(a)	***

(b)	***

(c)	***
     17. Miscellaneous.
          17.1 Notices. All notices and consents required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if and when (a) delivered personally, (b) mailed by first class certified mail, return receipt requested, postage prepaid, on the date certified by the U.S. Postal Service to have been received by the addressee, (c) by facsimile, provided the sender personally calls the recipient and confirms receipt of such facsimile, or (d) on the date certified by a nationally recognized overnight express courier service to have been received by the recipient, as follows:
If to AAI:
President
aaiPharma
2320 Scientific Park Drive
Wilmington, NC 28405
Tel: ***
Fax: 910-815-2387

With a copy to:
General Counsel
aaiPharma
2320 Scientific Park Drive
Wilmington, NC 28405
Tel: ***
Fax: 910-815-2340
If to Medicis:
Chief Executive Officer
Medicis Pharmaceutical Corporation
8125 North Hayden Road
Scottsdale, AZ 85258-2463
Tel: ***
Fax: 602-778-6007
and
Legal Department
Medicis Pharmaceutical Corporation
8125 North Hayden Road
Scottsdale, AZ 85258-2463
Tel: ***
Fax: 602-808-3881
          17.2 Relationship Between Parties. The relationship of AAI to Medicis shall be that of an independent contractor, and no provision of this Agreement shall be construed to constitute any Party as a partner or joint venturer of the other Party, or an employer or employee of the other. Except as may be more specifically set forth herein, (a) neither Party shall be liable in any manner for the debts and liabilities of the other Party, and (b) each Party shall be solely responsible for all costs and expenses incurred by it in performing its obligations under this Agreement.
          17.3 Media Releases. Neither Party shall issue or release any media release or public announcement (including, without limitation, any announcements made via any posting on the World Wide Web or Internet), or other similar publicity announcing the existence of this Agreement, the termination letter agreement or relating to any term or condition of this Agreement in any country or the relationships created by this Agreement without providing the other Party at least three (3) business days prior notice in order to review and comment on such release or announcement; provided, however, that such prior notice shall only be required to the extent that any release or announcement contains information that is substantially different (including expansive) from that previously issued or released by either or both of the Parties hereto; and provided, further, however, that no such release or announcement shall include a Party’s or its Affiliates’ corporate identifiers without the express prior written approval of such Party. Notwithstanding the foregoing, each Party shall have the right to issue media releases, immediately and without prior consent of the other Party, that disclose any information required by the rules and regulations of the Securities and Exchange Commission or any federal, state or foreign law or regulation; provided, that the disclosing Party shall use commercially reasonable efforts to notify the other Party prior to disclosure, provide a copy of the relevant wording relating to the Agreement or term or condition of the Agreement, and seek confidential treatment of any information that the other Party reasonably requests to be maintained as confidential. AAI shall contact the following Medicis representatives for any required approval: Chief Financial Officer at ***; Director of Investor Relations at ***; or Chief Executive Officer at ***. Medicis shall contact the following AAI representatives for any required approval: Chief Executive Officer or General Counsel at ***.
          17.4 Assignments. Neither Party shall voluntarily, by operation of law or otherwise, assign any of its rights or obligations under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, this Agreement may be assigned by either party, without the other party’s consent, as part of a merger transaction involving such Party or an assignment or sale of all, or substantially all, of its assets or business to which this Agreement relates, and either Party may assign its rights and obligations under this Agreement to an Affiliate, provided that it promptly notifies the other Party of the assignment.
          17.5 Force Majeure. Any delays in performance or failure to perform by either Party under this Agreement (including the performance under the Exhibits hereto) shall not be construed as a breach of this Agreement (or corresponding Exhibit) if and to the extent such delay is caused by occurrences beyond the reasonable control of the Party affected (“Force Majeure”), including but not limited to acts of God, embargoes, governmental restrictions, strikes or other concerted acts of workers, fire, flood, explosion, riots, terrorism, wars, civil disorder, rebellion or sabotage. Delays caused by events for which a Party could have but failed to take commercially reasonable steps to prevent or compensate for (e.g. fire insurance, data backup) shall not be considered to be caused by Force Majeure events and delays in making payments when due hereunder shall not be considered to be caused by Force Majeure events. The non-performing Party shall, upon giving written notice to the other Party of the reason for delay, due to Force Majeure, be temporarily excused from such performance to the extent of such prevention, interference or delay, provided that the non-performing Party shall use its commercially reasonable best efforts to avoid or remove such causes of non-performance and shall continue performance with the utmost dispatch whenever such causes are removed. In the event that a Force Majeure causes a continuous delay in excess of ***, the Agreement may be terminated by either party upon *** written notice to the other party.
          17.6 Controlling Document. In the event of any conflict between the terms and conditions of this Agreement and any terms and conditions set forth in any Exhibits hereto or Service Estimates, proposals, invoices or purchase orders, the terms and conditions of this Agreement shall control.
          17.7 Costs and Attorneys’ Fees. The prevailing Party in any suit or proceeding arising out of or relating to this Agreement shall be entitled to recover all of its costs and expenses, including reasonable attorneys’ fees.

          17.8 Parties in Interest. This Agreement shall bind AAI and Medicis and their respective successors, agents and permitted assigns, if any. There are no third party beneficiaries to this Agreement, except for the AAI Indemnified Parties and the Medicis Indemnified Parties.
          17.9 No Waivers. No failure to exercise, delay in exercising, or single or partial exercise of any right, power, or remedy by either party shall constitute a waiver of, or shall preclude any other or further exercise of, the same or any other right, power, or remedy.
          17.10 Severability. If any provision of this Agreement is construed to be invalid, illegal, or unenforceable, then the remaining provisions of this Agreement shall not be affected thereby and shall be enforceable without regard thereto but construed and reformed so as to conform as nearly as possible to the intent of the Parties in entering into this Agreement.
          17.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original hereof, and it shall not be necessary, in making proof of this Agreement, to produce or account for more than one counterpart hereof.
          17.12 Controlling Law. This Agreement is made under, and shall be construed and enforced in accordance with, the laws of the State of Delaware, without regard to that State’s conflict of law rules or principles.
          17.13 Entire Understanding. This Agreement, along with any other attachments, appendixes, Exhibits, or schedules hereto, states the entire understanding between the Parties with respect to the subject matter hereof, and supersedes all earlier and contemporaneous oral and written communications and agreements or promises made with respect to the same subject matter, and any other previous agreements, promises, or representations of any kind with respect to the relationship between the Parties hereto. This Agreement shall not be modified except as provided in this Agreement or in a written document signed by both Parties.
          17.14 Jurisdiction and Venue. The Parties hereby submit to the jurisdiction of, and waive any venue objections against, the United States District Court for the District of Delaware and the state courts of Delaware, in any litigation or dispute arising out of this Agreement.
          17.15 Headings and References. The headings and captions used in this Agreement are used for convenience only and are not to be construed or interpreting this Agreement.
          17.16 Parties Represented by Counsel. Each of the Parties has been represented by counsel in the negotiation and drafting of this Agreement. Both Parties have participated in its drafting. This Agreement shall not be construed against either Party on account of it having been drafted by the other Party or by lack of representation by counsel.
          17.17 Survival. The Parties agree that the following provisions of this Agreement shall survive the expiration or termination of this Agreement: 1.2, 3, 10.9, 11.6, 13, 14, 16, 17, and Article 4 and Section 6.1 of Exhibit III.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

MEDICIS PHARMACEUTICAL CORPORATION
By:
Name:
Title:

AAIPHARMA INC.
By:
Name:
Title:

Schedule 2
TRANSFER CONTRACTS
1. MP-0104-04:
***
13 sites

Study Counter-party	Principal Investigator
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
2. MP-010405:
***
16 sites

Study Counter-party	Principal Investigator
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

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3. MP-0104-07:
***
28 sites

Study Counter-party	Principal Investigator
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
4. MP-0104-09:
***

Study Counter-party	Principal Investigator
***	***
5. MP-0104-10 — Study completed, awaiting data report
***

Study Counter-party	Principal Investigator
***	***
***	***
***	***

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6. Other Agreements
•  ***
•  ***
•  ***
•  ***
•  ***
•  ***
7. MP-0104-01
14 sites

Study Counter-party	Principal Investigator
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

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EXHIBIT II
WORK PLAN

EXHIBIT II-A
WORK PLAN
***

EXHIBIT II-B
WORK PLAN
***

EXHIBIT II-C
WORK PLAN
***

EXHIBIT II-D
WORK PLAN
***

EXHIBIT II - E
WORK PLAN
***

EXHIBIT II-F
WORK PLAN
***

EXHIBIT III
MANUFACTURING TERMS

EXHIBIT III
[Execution Copy]
MANUFACTURING TERMS
1. INTERPRETATION

1.1	Definitions. Capitalized terms used herein which are not defined shall have the meanings given to such terms in the Agreement. In addition, as used herein, the following capitalized terms shall have the meanings set forth below:
     “Active Materials” and “Minocycline” shall mean Minocycline Hydrocholoride.
     “Agreement” shall mean that certain Transition Agreement, dated as of January 28, 2005, between Medicis and AAI, as the same may be amended from time to time in accordance with its terms.
     “Alternate Supplier Products” shall mean modified release oral dosage forms for Minocycline produced for Medicis by a manufacturer or manufacturers other than AAI.
     “Closing Date” shall have the meaning given to such term in the Agreement.
     “Components” shall mean, collectively, all packaging components, raw materials and ingredients (including labels, product inserts and other labeling for the Products), required to be used in order to produce the Products in accordance with the Specifications, other than the Active Materials.
     “Exhibit III” shall mean this Exhibit III – Manufacturing Terms to the Agreement.
     “Inventory” shall mean all inventories of Components and work-in-process produced or held by AAI in connection with the manufacture of the Products in accordance with the Specifications, but, for greater certainty, shall not include the Active Materials.
     “Product(s)” shall mean modified release oral dosage forms for Minocycline as developed by AAI for Medicis.
     “Quality Control Agreement” shall mean that certain Quality Control Agreement, dated as of the date of the Agreement, between Medicis and AAI, as the same may be amended from time to time in accordance with its terms.
     “Reimbursable Value” shall mean the actual replacement cost of the Active Materials at the time of replacement.
     “Shortage” shall mean, with respect to any batch, any amount of Product delivered to Medicis from that batch that is less than *** of the Theoretical Yield.

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     “Specifications” shall mean shall mean the specifications of the Product set forth in Attachment A hereto and in the Quality Control Agreement.
     “Term” shall have the meaning given to such term in Section 5.1 hereof.
     “Theoretical Yield” shall mean the yield set forth in Attachment A hereto.
     “Trademarks” shall mean DYNACIN®, MEDICIS®, and all other trademarks and trade names, registered or unregistered, that are owned or used by Medicis.
1.2	Attachments. The following exhibits are attached to this Exhibit III and are incorporated in and are deemed to be an integral part hereof:

Attachment A	-	Product List and specifications for Products and Active Materials

Attachment B	-	Price List

Attachment C	-	Stability Testing Procedures/Fee Schedule

Attachment D	-	Lot Numbering and Expiration Dates
2.	MANUFACTURE AND SUPPLY OF PRODUCTS

2.1	Manufacture.
(a)	From and after the Closing Date and until the later of (i) the date which is *** after the FDA Approval Date, or (ii) the New Site Approval Date (the “Post-Launch Date”), AAI shall manufacture and sell to Medicis, and Medicis shall be required to purchase from AAI, one hundred percent (100%) of Medicis’ required commercial supply, including bulk clinical supply and samples, of the Products.

(b)	From and after:
(i)	the Post-Launch Date and until and including the ***, AAI shall manufacture and sell to Medicis, and Medicis shall be required to purchase from AAI, not less than *** of the following: Medicis’ required commercial supply of the Products plus Alternate Supplier Products during such time period;

(ii)	the *** and until and including ***, AAI shall manufacture and sell to Medicis, and Medicis shall be required to purchase from AAI, not less than *** of the following: Medicis’ required commercial supply of the Products plus Alternate Supplier Products during such time period;

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(iii)	the *** and until and including ***, AAI shall manufacture and sell to Medicis, and Medicis shall be required to purchase from AAI, not less than *** of the following: Medicis’ required commercial supply of the Products plus Alternate Supplier Products during such time period; and

(iv)	the *** and until and including ***, AAI shall manufacture and sell to Medicis, and Medicis shall be required to purchase from AAI, not less *** of the following: Medicis’ required commercial supply of the Products plus Alternate Supplier Products during such time period;]
; provided, however, that in no event shall Medicis be required to purchase any Products from AAI under this Section 2.1(b) if, at any time, or from time to time, the prices offered by AAI for its Products are less favorable than the prices available to Medicis for Alternate Supplier Products by *** or more. In the event that the prices offered by AAI are less favorable than the prices offered by another supplier by *** or more and Medicis purchases from AAI an amount of Products which is less than the percentage of the Products set forth in this Section 2.1(b) during the periods set forth in this Section 2.1(b), then AAI shall have the right, upon *** notice to Medicis, to terminate the Manufacturing Services. Within *** of each year-end referenced in Section 2.1(b), Medicis shall provide AAI with all documentation reasonably necessary for AAI to confirm the total amount of Products plus Alternate Supplier Products purchased by Medicis during the applicable year, and in the event Medicis has purchased less than the required applicable percentage from AAI, documentation regarding the price paid by Medicis for the Alternate Supplier Products.
2.2	Packaging. Medicis shall be solely responsible for the content of all labels, product inserts and other labelling (“Labeling”) and shall ensure that all such Labeling complies in all material respects with applicable law. AAI shall package the Products with Labeling as specified and approved by Medicis. Medicis may, in its sole discretion, make changes to Labeling for the Products, which changes shall be submitted by Medicis to all applicable governmental agencies and other third parties responsible for the approval of the Products, if required. AAI’s name shall not appear on the Labeling or anywhere else on the Products unless required by a governmental authority or other applicable laws or regulations.

2.3	Quality Control and Assurance.
(a)	AAI shall manufacture and supply the Products in accordance with (i) the Specifications; (ii) the approved NDA; and (iii) the current Good Manufacturing Practices for manufacturing finished products specified by the FDA (collectively, “GMPs”). AAI’s responsibilities and obligations with respect to the manufacture of Products as set forth in this Section 2.4(a) are hereinafter referred to as the “AAI Manufacturing Requirements.”

(b)	AAI shall perform such quality control and quality assurance testing as is reasonably required by the Quality Control Agreement to ensure that the Products

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comply with all of the AAI Manufacturing Requirements as of the date of shipment to Medicis.
(c)	If the Products as manufactured by AAI do not satisfy its quality control and quality assurance testing obligations due to AAI’s failure to produce the Products in accordance with the Quality Control Agreement, AAI shall, at its sole cost and expense, manufacture additional Products to replace such defective Products. In such circumstances, Medicis shall have no obligation to purchase or pay for any rejected Products that are defective, unless and only to the extent that such Product is used by Medicis for another purpose, in which event Medicis shall only be required to pay for that portion of the rejected Products which it actually so uses.

(d)	The Parties hereto agree that except in the circumstances where AAI has failed to comply with the AAI Manufacturing Requirements, AAI shall not be liable or have any responsibility for any deficiencies with respect to the Labeling and procedures specified by Medicis, sales and marketing of the Products or distribution of the Products.

(e)	AAI shall provide Medicis with a certificate of conformance, a certificate of analysis, and copies of the batch record, any deviation and investigation reports, and Labeling prior to shipping Products to Medicis. The certificate of analysis will set out the actual test results for each lot of Products, and will certify that the Products shipped to Medicis have been evaluated by AAI’s Quality Control/Quality Assurance department and that the Products comply with the Specifications. Medicis shall issue a formal QA release prior to the shipment of product by AAI.
2.4	Delivery. All Product(s) shall be delivered F.O.B. from AAI’s manufacturing facility. Medicis shall be responsible for arranging the shipment of the Product(s) from AAI’s manufacturing facility to its final destination. All shipping costs and taxes associated with the sale to Medicis of Products hereunder will be for the account and expense of Medicis.

2.5	Rejection of Products.
(a)	Medicis shall inspect the Products manufactured by AAI within *** after receipt thereof and shall give AAI written notice (a “Deficiency Notice”) of all Shortages and obvious damage to or defects in the delivered Products, prior to the expiry of *** day period, except that Medicis shall give AAI a Deficiency Notice of any non-obvious defects, including failure to meet Specifications, within *** following discovery thereof. Except as set forth in Section 4.2 below, AAI shall have no liability for any Shortages or defects for which it has not received a Deficiency Notice within such ***.

(b)	A Deficiency Notice pursuant to this Section 2.5 shall describe the deficiency in such detail as to reasonably inform AAI of its nature and basis. Thereafter, upon

4

request, Medicis shall provide AAI with all information and documentation reasonably requested by AAI in order to evaluate the Deficiency Notice. AAI shall have a period of *** after its receipt of a Deficiency Notice to present in writing to Medicis any objections AAI may have to the matters set forth therein. If no objections are raised within such ***, the Deficiency Notice shall be deemed final and accepted and approved by AAI on such ***. If AAI shall raise any objections, Medicis and AAI shall attempt to resolve the matters in dispute, and if resolved, the Parties shall accordingly revise the Deficiency Notice and the Deficiency Notice as so revised shall become final. If such dispute cannot be resolved by the Parties within *** after delivery of the Deficiency Notice to AAI, then, upon *** prior written notice to the other party, the matters in dispute shall be submitted to Boston Analytical, Inc. of Salem, New Hampshire, unless objected to by either party within the *** notice period, or such other laboratory as agreed to in writing by the Parties (in either case, the “Laboratory”), which Laboratory shall make a final and binding determination as to such matters. The expenses associated with such dispute determination by the Laboratory shall be borne by the Party whose position was not substantiated by such firm.
(c)	To the extent that a deficiency is set forth in a final Deficiency Notice, AAI shall, as soon as is commercially reasonable but in no event later than *** after the Deficiency Notice becomes final in accordance with Section 2.6(b) hereof, supply Medicis with Product conforming to the Specifications in an amount equal to the deficiency, and reimburse Medicis for all Active Materials consumed in the production of such Product, at the Reimbursable Value.
2.6	Manufacturing-Related Services.
(a)	Upon the written request of Medicis, AAI shall conduct stability testing on the Products in accordance with the protocols submitted by Medicis and a Service Estimate to be agreed to between the Parties, the particulars of which will be incorporated into Attachment C hereto once agreed to and executed by the Parties. AAI shall not make any changes to the testing procedures without prior written approval from Medicis. In the event that any lot of Products fails stability testing, AAI and Medicis shall jointly determine the proceedings and methods to be undertaken to investigate the causes of such failure, including which Party shall bear the cost of such investigation. AAI shall not be liable for any costs of such investigation, unless there has been a breach by AAI of the AAI Manufacturing Requirements. In the event of a breach by AAI of the AAI Manufacturing Requirements, AAI shall promptly reimburse Medicis for (a) Medicis’ actual costs with respect to the Active Materials delivered by Medicis to AAI in the manufacture of such Products, and (b) the purchase price paid for any batches of Products which fail stability testing as a result of AAI’s breach. AAI will provide Medicis with any and all data and results relating to the stability testing in accordance with the Quality Control Agreement. From time to time, AAI may, at the request of Medicis, also provide Medicis with stability testing services with respect to products not manufactured by AAI, the cost of such services to be agreed to between the Parties prior to such services being undertaken. Medicis

5

reserves its right to use an alternative second source of stability testing at any time.
2.6.2	The pricing contained in Attachment B does not apply to manufacturing-related services set forth in Service Estimates.
2.7	Manufacturing Changes. Except with respect to the New Manufacturing Site and as provided in the Quality Control Agreement, AAI shall not make any change in the manufacturing site of the Products or make any change to the manufacturing equipment or manufacturing process of the Products without having such changes approved in writing by Medicis prior to implementation. Medicis may not unreasonably withhold or delay such approval. Both Parties will establish a change control procedure.
3.	ORDERS, DELIVERY, INVOICING AND PAYMENT

3.1	Yearly Forecasts. On the Closing Date, Medicis shall provide AAI with a forecast of the volume of each Product required during the first year of the Agreement. Medicis shall provide AAI with rolling forecasts of the volume of each Product required during the next *** months (or such shorter period if expiration of the Term shall be less than *** months from the date of such forecasts). Such rolling quarterly volume forecasts shall (i) be updated by Medicis by the 15th day of every month with respect to the next full ***; (ii) with respect to the first *** months of such forecasts, be a binding commitment that Medicis is obligated to order and purchase from AAI as forecasted and shall not be subject to reduction (“Binding Order”); and (iii) with respect to all periods other than the *** of such forecasts subject to the Binding Order, be updated as soon as practicable by Medicis upon its determination that the volumes contemplated in the most recent of such forecasts have changed by *** or more.

3.2	Written Orders. The written Binding Orders submitted by Medicis to AAI pursuant to Section 3.1(ii) hereof shall specify Medicis’ purchase order number, quantities by Product type, monthly pick-up schedule and any other elements reasonably necessary to ensure the timely production of the Products.

3.3	Packaging and Raw Materials. All Components shall be purchased (with the exception of those which are supplied by Medicis), and tested in accordance with the Quality Control Agreement, by AAI at AAI’s expense to ensure that such Components meet any Specifications. Amendments to such Specifications requested by Medicis will only be implemented with the approval of AAI following a technical and cost review, such approval not to be unreasonably withheld but being subject to Medicis and AAI reaching agreement as to price revisions necessitated by any such amendment in accordance with Section 3.7 below.

3.4	Change in Specifications.
(a)	If Medicis requests a change in the manufacturing process, Specifications or Labeling which would result in an increase in AAI’s costs for Components, the Parties shall discuss what impact, if any, such change should have on the price of the Products. Unless otherwise agreed by the Parties, any and all direct costs

6

associated with Specification changes, including changes requested by Medicis or required by applicable law, shall be borne by Medicis. The price change shall become effective only with respect to those orders of Products which are manufactured in accordance with the revised Specifications.

(b)	Notwithstanding any change in the Specifications implemented in accordance with the terms of Section 3.4(a) above, Medicis agrees to purchase all Products manufactured by AAI and ordered by Medicis based upon any “old” Specifications at the then-current price for those Products. In addition, Medicis agrees to purchase, at AAI’s out-of-pocket cost, all Inventory, defined as the finished product, raw materials and components, utilized under the “old” Specifications and purchased or maintained by AAI in order to fill firm written orders (including a Binding Order), to the extent that such Inventory can no longer be utilized under the revised Specifications. Medicis shall reimburse AAI for any out-of-pocket costs associated with destruction of such obsolete Inventory or Active Materials. Open purchase orders for Components no longer required under any revised Specifications which were placed by AAI with suppliers in order to fill firm written orders (including a Binding Order) shall be cancelled where possible, and where such orders are not subject to cancellation without penalty, such orders shall, at AAI’s election, either (i) be cancelled, with Medicis paying the penalty; or (ii) be assigned to and satisfied by Medicis.
3.5	Invoices and Payment. Except as otherwise provided in this Exhibit III, AAI shall charge Medicis for only those Products that are released by Medicis in accordance with the terms hereof, including Section 2.5 hereof. AAI shall submit to Medicis, with each such shipment of Products, an invoice covering such shipment. AAI shall also provide Medicis with an invoice covering any Inventory or Components purchased by Medicis from AAI in accordance with the terms of this Exhibit III. Each such invoice shall, to the extent applicable, identify the Medicis purchase order number, Product numbers, names and quantities, unit price, freight charges and the total amount to be remitted by Medicis. Medicis shall pay all such invoices within *** of the receipt thereof.

3.6	Lot Numbering/Expiration Dates. AAI shall make arrangements for and implement the imprinting of lot numbers and expiration dates for each Product shipped. Such lot numbers and expiration dates shall be affixed on the Products and on the shipping carton of each product as is required by GMPs. The system used by AAI for lot numbering and expiration dates is detailed on Attachment D hereto.

3.7	No Guarantee: Except as expressly provided in this Exhibit III, AAI acknowledges that there are no guaranteed volumes of the Products.

4.	CO-OPERATION

4.1	Records and Accounting by AAI. AAI shall keep records of the manufacture, testing and shipping of the Products, and retain samples of such Products that are necessary to comply with FDA manufacturing requirements and AAI Manufacturing Requirements as well as to assist with resolving product complaints and other similar investigations.

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Copies of such records and samples shall be made available to Medicis upon its reasonable request and shall be retained by AAI and be available to Medicis for a period of *** following the date of manufacture, or *** past expiry or longer if required by law.

4.2	Product Recalls.
(a)	AAI and Medicis shall each maintain records as may be necessary to permit a recall or a field correction of any the Products delivered to Medicis or customers of Medicis, effected voluntarily or under a threat of, or a directive by, any governmental agency. Each Party shall give immediate notice by telephone (to be confirmed in writing) to the Director of Quality Control/Quality Assurance of the other Party upon discovery that any Products should be recalled or corrected, or may be required to be recalled or corrected, and, each Party upon receiving any such notice or upon any such discovery, shall evaluate the need to cease and desist from further shipments of such Products in its possession or control until a decision has been made whether a recall or some other corrective action is necessary. The decision to initiate a recall or to take some other corrective action, if any, shall be made and implemented by Medicis. AAI will co-operate as reasonably required by Medicis, having regard to all applicable laws and regulations. Each Party shall co-operate with the other in developing any necessary recall plan, and the manner and extent of such plan shall be subject to prior consultation, which consultation shall not unreasonably delay such plan.

(b)	To the extent that a recall results from, or arises out of, any breach by AAI of the AAI Manufacturing Requirements then (i) AAI shall reimburse Medicis for Medicis’ documented out-of-pocket, direct costs and expenses arising from the recall, and (ii) AAI shall replace the recalled Products with new Products as soon as commercially reasonable, contingent upon the receipt or availability from Medicis of all Active Materials; provided, however, that if AAI shall have all of the Components and Active Materials necessary to manufacture the Products on its premises, then AAI shall begin manufacturing to replace the recalled Products with new Products within *** following the resolution of all issues related to such recall. AAI’s cost for such Active Materials lost as a result of any breach by AAI of the AAI Manufacturing Requirements shall be limited to the Reimbursable Value thereof. In the event that (x) AAI is unable to replace the recalled Products within the time period required by the immediately preceding sentence (except where such inability results from a failure to receive the required Active Materials, Components or a Force Majeure event), or (y) such new Products are also recalled or returned due to a breach by AAI of the AAI Manufacturing Requirements, then AAI shall reimburse Medicis for the purchase price that Medicis paid AAI for the returned inventory of the affected Products. Medicis shall be responsible for all costs and expenses associated with a recall or corrective action that does not result from, or arise out of, a breach by AAI of the AAI Manufacturing Requirements.
4.3	Governmental Agencies. Medicis shall have sole responsibility for obtaining any and all necessary regulatory approvals from the FDA for modifications to the manufacturing

8

process, Specifications and NDA and for reporting any modifications to such manufacturing process, Specifications or the NDA to the FDA as appropriate.
4.4	Customer Questions and Complaints. Medicis shall have the sole responsibility for responding to questions and complaints from Medicis customers. Questions or complaints received by AAI from Medicis customers shall be promptly referred to Medicis. AAI shall co-operate as reasonably required to allow Medicis to determine the cause of and resolve any customer questions and complaints. Such assistance shall include follow-up investigations including testing. In addition, within ten (10) days from the date of request, AAI shall provide Medicis with all available information that will assist Medicis in responding to questions or complaints relating to the Products. All costs incurred in respect of this Section 4.4 shall be borne by the respective Parties who incurred such costs. Medicis shall fax product complaints to AAI within *** after Medicis confirms such complaint to:
AAI Development Services
Attention: Corporate Quality
2320 Scientific Park Dr.
Wilmington, NC 28405
5.	TERM

5.1	Term. The term of the terms and conditions of this Exhibit III shall commence on the Closing Date and continue for the term described in Section 16.1 of the Agreement, unless terminated as provided therein or in Section 2.1(b) hereof or extended for such period of time as the parties hereto shall mutually agree to in writing (the “Term”).

6.	REPRESENTATIONS AND WARRANTIES

6.1	Formulas and Trademarks. Medicis represents and warrants that the Specifications for each of the Products are its property and that Medicis may lawfully disclose the Specifications to AAI. Medicis further represents and warrants that any trademarks it authorizes to be utilized by AAI in connection with any of the Products, including the Trademarks, are its property and may be lawfully used as directed by Medicis. Medicis further represents and warrants that the Specifications for all Products conform in all material respects to all applicable laws and regulations, and that the Products if labelled and formulated in accordance with the Specifications and manufactured in compliance with applicable GMPs may be lawfully sold and distributed in every jurisdiction in which Medicis markets such Products and Medicis will sell and distribute in compliance with applicable laws.

7.	PRICE

7.1	Price. The prices for the Products are shown in Attachment B hereto and incorporated herein by reference. In addition, Medicis shall be responsible for the payment of any and all sales and use taxes applicable to the Products and services described herein. The prices may be adjusted by AAI on the anniversary of the first firm order by Medicis, and

9

annually thereafter by the total percentage change in the price of the Product as reflected in the *** over the preceding ***. AAI shall notify Medicis of such increase within *** days of the price change date.
8.	MISCELLANEOUS

8.1	Permits. AAI shall, at its own expense, obtain and maintain the necessary permits required for the manufacture and supply of the Products, provided that AAI shall not be responsible for obtaining or maintaining any other permits or other regulatory approvals in respect of the Products or the Specifications, which shall be the sole responsibility of Medicis.

8.2	Trademarks. Medicis and AAI hereby acknowledge that neither Party has, nor shall it acquire, any interest in any of the other Party’s copyrighted material, trademarks, trade names or other intellectual property unless otherwise expressly agreed to in writing. The Parties agree not to use any trademark or trade name of the other Party, except as specifically authorized by the other Party.

8.3	Reports. AAI will supply on an annual basis, Product data, including release test results, complaint test results and all investigations (in manufacturing, testing and storage) directly related to the Product and AAI’s ability to produce the Products in accordance with all applicable laws, and will also prepare and complete the full Annual Product Review, which Medicis will then review before preparing the Annual Report with the FDA. If Medicis reasonably finds the Annual Product Review non-conforming, AAI shall prepare an appropriate revision.

8.4	Additional Product. The Parties covenant and agree that additional products may be added to Attachment A hereto and such additional products shall be governed by the general conditions hereof with any special terms (including, without limitation, price) governed by an addendum hereto.

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ATTACHMENT A
PRODUCTS AND SPECIFICATIONS
***

1

ATTACHMENT B
A. PRICE LIST

Product	Fill	Annual	Run	Unit Price
Description	Size	Quantity	Quantity	(USD)

1

ATTACHMENT C
STABILITY TESTING PROCEDURES/FEE SCHEDULE
***

1

ATTACHMENT D
LOT NUMBERING AND EXPIRATION DATES
***

EXHIBIT IV
FORM OF CONFIDENTIALITY AGREEMENT

EXHIBIT IV
Form of Confidentiality Agreement for Subcontractors
CONFIDENTIALITY AGREEMENT
This Agreement is made the             day of                     , 200___ (this “Agreement”), by and between [COMPANY], a [INSERT STATE] corporation, having offices at                                                                                                      (hereinafter “COMPANY”), and                                         , an individual residing [or a corporation, maintaining principal offices] at (hereinafter referred to as “RECIPIENT”).
          WHEREAS, COMPANY possesses certain valuable and confidential information, data and expertise (collectively the “Confidential Information”) relating to COMPANY’s pharmaceutical business activities, technology, research and development activities, and COMPANY’S product development activities in collaboration with Medicis Pharmaceutical Corporation, a Delaware corporation, having offices at 8125 North Hayden Road, Scottsdale, AZ 85258 (hereinafter “MEDICIS”);
          WHEREAS, some of the Confidential Information has been provided to COMPANY by MEDICIS and is considered by MEDICIS to be secret and confidential, and the Confidential Information is a valuable commercial asset of MEDICIS, and COMPANY is contractually obligated to MEDICIS to treat and keep this Confidential Information as secret and not allow it to be used other than on behalf of MEDICIS in accordance with that certain                                                              Agreement between MEDICIS and COMPANY dated as of                                          (as the same may be amended from time to time in accordance with its terms, the “Medicis Agreement”);
          WHEREAS, COMPANY desires to contract with RECIPIENT to provide services to COMPANY as a subcontractor to COMPANY in the performance of COMPANY’s obligations under the Medicis Agreement, pursuant to a written agreement between COMPANY and RECIPIENT;
          WHEREAS, MEDICIS consents, subject to the terms and conditions hereof, to the disclosure of Confidential Information, to RECIPIENT for the purpose of enabling RECIPIENT to perform its functions and obligations as a subcontractor to COMPANY.
          NOW THEREFORE, in consideration of the foregoing premises that are hereby incorporated as a part of this Agreement and the mutual covenants hereinafter set forth, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.	COMPANY shall disclose and/or authorize disclosure through designated representatives to RECIPIENT all relevant Confidential Information as deemed necessary by COMPANY to facilitate RECIPIENT’S ability to perform its functions and obligations as a subcontractor to

1

COMPANY. RECIPIENT shall accept and hold such Confidential Information in confidence in accordance with the provisions hereof.
2.	Without the prior written consent of COMPANY, RECIPIENT shall neither (i) disclose, directly or indirectly, to any third party or permit any third party to have access to any of MEDICIS’ Confidential Information disclosed to RECIPIENT by COMPANY, nor (ii) use, directly or indirectly, such Confidential Information for any purpose other than as set forth herein. However, the aforesaid obligations of confidentiality assumed by RECIPIENT shall not apply to any Confidential Information that RECIPIENT can clearly demonstrate falls within any of the following categories:
(a)	Confidential Information that is now generally known to the public in an integrated written form or subsequently becomes generally known to the public in an integrated written form through no fault of RECIPIENT or breach of any other confidentiality obligation owed to COMPANY or MEDICIS;

(b)	Confidential Information that, as of the time of disclosure to RECIPIENT, was already known to and in the possession of RECIPIENT as evidenced by written records and not otherwise subject to a confidentiality obligation; or

(c)	Confidential Information obtained after the date hereof by RECIPIENT from a third party lawfully in possession of, and having the right to disclose same.
3.	For purposes of keeping Confidential Information confidential, the RECIPIENT shall use efforts at least commensurate with those employed by RECIPIENT for the protection of its own Confidential Information, but the use of such efforts shall not constitute a defense in the event that any of the Confidential Information is not kept confidential in accordance with the terms of this Agreement. The RECIPIENT shall take all reasonable measures including, but not limited to, court proceedings, at its own expense, to restrain consultants, agents, associates, employees or former employees from unauthorized use or disclosure of Confidential Information and RECIPIENT shall be liable to COMPANY and/or MEDICIS for any damages resulting from the breach by any of RECIPIENT’S consultants, agents, associates, employees or former employees of the terms hereof. RECIPIENT acknowledges that in the event of a breach of this Agreement, both COMPANY and MEDICIS may suffer irreparable damage that may not be fully remedied by monetary damages. RECIPIENT therefore agrees that COMPANY, or MEDICIS, or both of them shall be entitled to seek injunctive relief against any such breach in any court of competent jurisdiction. COMPANY’s and MEDICIS’ rights under this Section 3 shall not in any way be construed to limit or restrict their rights to seek other damages or relief available under this Agreement or applicable law.
4.	Except as may otherwise be expressly set forth in an agreement between the parties hereto entered into after the date hereof, neither COMPANY nor RECIPIENT make and shall not be deemed to make or have made any representation or warranty as to the accuracy or completeness of the Confidential Information or any part thereof.

2

5.	Except as provided in Section 1 hereof, no license or other right to use the Confidential Information is granted hereby.
6.	The disclosure of Confidential Information by COMPANY to RECIPIENT shall not result in any obligation on the part of either party to enter into any future agreement relating to the Confidential Information or to undertake any other obligation not set forth in written agreement signed by the parties hereto.
7.	Confidential Information furnished by COMPANY to RECIPIENT under this Agreement shall remain COMPANY’s or MEDICIS’ property, and any document or recording/reproduction containing such Confidential Information in written or other form shall be promptly returned to COMPANY or MEDICIS upon request. Return or destruction of Confidential Information of documents or other tangible things which embody or record the Confidential Information does not affect the continuing obligations of the RECIPIENT under this Agreement.
8.	RECIPIENT acknowledges that any work product (including but not limited to data, reports including case reports and case report forms, interpretations, opinions and recommendations), trade secret information, copyrightable work product and any and all other intellectual property rights developed, derived from or otherwise generated by RECIPIENT, directly or indirectly, from the Information shall be owned by and belong exclusively to COMPANY. Further, RECIPIENT agrees to treat such work product or information as Confidential Information subject to the confidentiality, nonuse and nondisclosure obligations hereunder. RECIPIENT agrees to promptly and fully disclose such work product or information to COMPANY. RECIPIENT hereby assigns and agrees to assign to COMPANY the ownership right, title, and interest in such material, including, without limitation, inventions (whether patentable or unpatentable), and copyrightable work product and COMPANY shall have the right to obtain and hold in its own name, without obligation of any kind to RECIPIENT, patents, copyrights, or other protection which may be available or become available with respect to such items. RECIPIENT further agrees to give COMPANY and its designees or assignees all assistance reasonably required to perfect such rights, titles and interests. These obligations shall survive and continue beyond the termination of this Agreement and shall be binding upon RECIPIENT’s assigns, executives, administrators and other legal representatives.
9.	With the exception of personal and confidential patient medical records, all case report forms and other reports and data generated during the course of any study performed by RECIPIENT as a subcontractor to COMPANY between the parties shall be the sole property of COMPANY. Such data may be used by COMPANY or MEDICIS for any purpose without further obligation or liability to the RECIPIENT, unless otherwise agreed to in writing by the parties.
10.	RECIPIENT represents and warrants that it is not now nor shall it be a party to any other agreement or under any obligation to or restriction by any third party which would prevent the RECIPIENT from entering into this Agreement or which would conflict with any of its obligations under this Agreement or any of the undertakings set forth herein in any manner.

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11.	Neither party hereto shall be entitled to assign its rights hereunder without the express written consent of the other party, except that COMPANY may assign it rights under this Agreement to MEDICIS.

12.	A waiver by either party of any term or condition of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof. All rights, remedies, undertakings, or obligations contained in this Agreement shall be cumulative and none of them shall be in limitation of any other right, remedy, undertaking, or obligation of either party.

13.	If and to the extent that any court of competent jurisdiction holds any provision or part of this Agreement to be invalid or unenforceable, the remainder of this Agreement shall be construed and reformed so as to as to as nearly as possible give effect to the intentions of the parties in entering in to this Agreement, and to as completely as possible protect the confidentiality of MEDICIS’ Confidential Information.

14.	In the event that RECIPIENT becomes legally compelled to disclose any of the Confidential Information, RECIPIENT shall give COMPANY prompt notice so that they may seek a protective order or other appropriate remedy or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or the COMPANY waives compliance with the provisions of this Agreement, RECIPIENT shall furnish only that portion of the Confidential Information which is legally required to be disclosed.

15.	Without the prior written consent of COMPANY, RECIPIENT shall not disclose to any person or entity (a) the terms of its engagement involving COMPANY, MEDICIS and RECIPIENT, (b) that RECIPIENT has requested or received any Confidential Information, or (c) any of the terms, conditions or other facts with respect to any work performed by RECIPIENT as a subcontractor to COMPANY, including the status thereof.

16.	This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to that State’s conflict-of-laws rules or principles requiring the application of the laws of another jurisdiction. MEDICIS is an express third party beneficiary of this Agreement, with full rights to enforce the provisions hereof as if a party hereto.

17.	This Agreement contains the entire understanding between the parties with respect to the matters contemplated herein and supersedes all previous written and oral negotiations, commitments, and understandings. This Agreement cannot be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties hereto and making specific reference to this Agreement.
[Signature Page Follows]

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          IN WITNESS HEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

COMPANY	RECIPIENT

By:	By:

Name:	Name:

Title:	Title:

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AGREEMENT OF QUALITY / TECHNICAL RESPONSIBILITY
This document constitutes the Quality/Technical Agreement (“QT Agreement”) of responsibilities for contract pharmaceutical manufacture and/or packaging is between AAI Development Services (“AAI”) and Medicis Pharmaceutical Corporation (“Medicis”). This QT Agreement is incorporated within, and intended to supplement, the Manufacturing Terms attached as Exhibit III to that certain Transition Agreement (the “Manufacturing Terms”) between the parties dated January 28, 2005 with respect to the Product manufactured thereunder.
This QT Agreement defines the individual responsibilities of Medicis and AAI, and in particular defines who is responsible for the cGMP aspects of manufacturing and specifies the way in which Product Batches will be released for sale, ensuring that the Product complies with the Regulatory Approval and the Product Specifications.
The QT Agreement takes the form of a detailed checklist of all the activities associated with pharmaceutical production, analysis, release, and distribution. Responsibility for each activity is assigned either to AAI or Medicis, or is designated as not applicable (“N/A”) in the appropriate tick box. In the event of a conflict between terms of this QT Agreement and the Manufacturing Terms, the terms of the Manufacturing Terms shall govern.
KEY CONTACTS:
All quality issues (except medical or non-medical Product complaints, or regulatory affairs) will be directed through the Key Quality Assurance contact, as listed below, for each party.
If any key contacts change for a party, such party will notify the other party in writing and designate a new contact person. Other contacts within each party may be identified as needed to facilitate communication of technical issues.
KEY CONTACTS:

Area of Responsibility	AAI	Medicis
Quality Assurance	***	***
Regulatory Affairs	***	***
Technical Services	***	***
Medical Affairs	***	***
Non-medical Product Complaints	***	TBD

*	Key Quality Assurance contact

DEFINITIONS
Capitalized terms used, but not defined herein, shall have the meaning given to them in the Manufacturing Terms.
TERMS
1.	The term of this QT Agreement will begin on the Effective Date (see 3. below) and will expire on the date of expiration or earlier termination of the Manufacturing Terms.

2.	The parties will review this QT Agreement at least annually to verify that the technical responsibilities allocated in this QT Agreement are current and valid.

3.	The “Effective Date” of this QT Agreement will be the signature date of the last party to sign this QT Agreement. The QT Agreement shall be fully implemented within thirty (30) days of the Effective Date.
CHANGE CONTROL PROCESS
Either party may propose updates, amendments, modifications, or supplements (collectively, the “Amendments”) to this QT Agreement. No Amendment will be valid or effective unless made in writing and signed by duly authorized officers of both parties.

NO.	RESPONSIBILITIES	N/A	Medicis	AAI
1	COMPLIANCE REQUIREMENTS

1.1	Perform and maintain all audit documentation regarding supplier(s) of Active Ingredient for the Products.	***	***	***

1.2	Perform and maintain all qualification documentation regarding suppliers of Components for the Products.	***	***	***

1.3	Manufacture, test and package Product in strict adherence to the approved drug application, cGMPs, and Specifications.	***	***	***

1.4
*** shall not to subcontract any of the work to a third party without prior written agreement of ***, which prior agreement shall not be unreasonably withheld or delayed. *** shall be responsible for auditing subcontractors to ensure cGMP compliance.
		***	***	***

1.5	Provide *** with copies of all information supporting annual Product reports for Products supplied to Medicis.	***	***	***

1.6	Provide *** with copies/correspondence regarding the approved drug applications for the Products.	***	***	***

1.7
Notify *** and have written authorization from *** prior to implementing any proposed changes to the facilities, manufacturing process, materials, Specifications, and/or testing that impact the approved registration, or that require revalidation. Identify for ***, in writing prior to delivery, the first manufactured Batch incorporating any approved changes.
		***	***	***

1.8	Provide notification to the other party of any organizational and/or personnel changes to Quality Assurance, Technical Services, or Regulatory Affairs Contacts.	***	***	***

1.9
*** will make every reasonable effort to provide copies of any Form 483s, Warning Letters, Field Alerts or similar correspondence from Governmental Authorities within one (1) business day of receipt and subsequent responses(s) relating to the Products or processes used to produce, test, or package the Products promptly thereafter. *** approval is required for responses related to the Products.
		***	***	***

NO.	RESPONSIBILITIES	N/A	Medicis	AAI
1.10	Notify *** within one (1) business day of any circumstances likely to result in a recall, Product withdrawal or field correction, including any confirmed Product failure.	***	***	***

1.11	Perform and maintain as current all appropriate validation, including but not limited to: process, analytical method, cleaning, computer, and packaging.	***	***	***

1.12
Dispose of all production residue, manufacturing rejects, tailings, other chemicals, containers and packaging materials associated with Products manufactured for Medicis in compliance with all applicable laws and regulations.
		***	***	***

1.13
*** will notify *** within (2) two business days, then proceed to promptly investigate and resolve to the reasonable satisfaction of *** all “Out-of-Specification” results. *** to review and approve any retesting scenarios in OOS investigations.
		***	***	***

1.14
Notify *** of any requests for information, notices of violations or other communication from a Governmental Agency related to the Medicis Products or processes promptly within no more than two (2) business days after *** receipt thereof.
		***	***	***

1.15	Notify *** of any incident affecting compliance to environmental, occupational health and safety laws related to handling *** Products or processes within three (3) business days.	***	***	***

2	PRODUCTION AND TESTING OF BULK PRODUCT

2.1	*** to Maintain the Master Formula (or Product structure). *** to review and approve.	***	***	***

2.2	*** will maintain approved Specifications.	***	***	***

2.3	Provide consistent Batch identification system for bulk manufacture. Immediately notify *** of any proposed changes to identification system prior to implementation of any such changes.	***	***	***

NO.	RESPONSIBILITIES	N/A	Medicis	AAI
2.4	Qualify Active Ingredient suppliers.	***	***	***

2.5	Maintain Active Ingredient Specification, and ensure compliance of the Specification with regulatory and compendial requirements.	***	***	***

2.6
Procure Active Ingredient (include Certificate of Analysis, COA, for the Active Ingredient). The Active Ingredient shall have not less than *** left to expiration upon receipt at AAI. Any exceptions to the above must be approved in writing by AAI.
		***	***	***

2.7	Store Active Ingredient.	***	***	***

2.8	Sample Active Ingredient.	***	***	***

2.9	Validate and/or transfer test method for Active Ingredient to AAI. *** to approve the analytical method.	***	***	***

2.10	Analyze Active Ingredient (include documentation, COA).	***	***	***

2.11	Release Active Ingredient.	***	***	***

2.12	Retain reference samples of Active Ingredient for a minimum of *** beyond Product expiration date, of the last lot using each batch of API.	***	***	***

2.13	Qualify inactive substance suppliers in accordance with AAI policies. Qualification does not include on-site audits.	***	***	***

2.14	Procure inactive substances (include COA).	***	***	***

2.15	Store inactive substances.	***	***	***

2.16	Sample inactive substances.	***	***	***

2.17	Validate and/or transfer test methods for the inactive substances to ***.	***	***	***

2.18	Analyze inactive substances (include documentation, COA).	***	***	***

2.19	Release inactive substances.	***	***	***

2.20	Perform Process Validation. *** to review and approve.	***	***	***

NO.	RESPONSIBILITIES	N/A	Medicis	AAI
2.21	Perform Cleaning Validation. *** to review and approve.	***	***	***

2.22	Provide Bill of Materials (BOM) for bulk manufacture. *** to review and approve.	***	***	***

2.23	Provide Manufacturing Transfer Document for transfer within ***. *** to review and approve.	***	***	***

2.24	Prepare Manufacturing Instructions (Production Operating Instructions). *** to review and approve.	***	***	***

2.25	*** will maintain Specification for bulk Product and ensure compliance of the Specification with regulatory and compendial requirements. *** will maintain approved Specifications.	***	***	***

2.26	Produce bulk Product (include Batch documentation).	***	***	***

2.27
Document, investigate and resolve deviations from approved manufacturing instructions or Specifications. *** to review and approve all deviations. *** to be notified within (2) two business days of discovery of a deviation.
		***	***	***

2.28
Not to reprocess or salvage any partially processed or fully processed materials without the written consent of *** unless such activities are expressly allowed in applicable approved regulatory documents.
		***	***	***

2.29	Develop bulk Product sampling plan. *** to review and approve.	***	***	***

2.30	Sample bulk Product.	***	***	***

2.31	Validate and/or transfer test method for bulk Product to ***. *** to approve analytical method.	***	***	***

2.32	Analyze bulk Product.	***	***	***

2.33	Approve bulk Product for packaging.	***	***	***

2.34	Produce Certificate of Analysis for bulk Product.	***	***	***

NO.	RESPONSIBILITIES	N/A	Medicis	AAI
2.35	Retain reference samples of bulk Product for the period of time specified in AAI’s Standard Operating Procedures.	***	***	***

2.36	Perform manufacturing facility, equipment and instrument qualification, preventive maintenance and calibration.	***	***	***

2.37	Perform laboratory facility, equipment and instrument qualification, preventive maintenance and calibration.	***	***	***

2.38	Perform stability storage and testing of bulk Product.	***	***	***

3.	INSPECTION, PACKAGING OF FINISHED PRODUCT

3.1	Maintain finished Product Specification, and ensure compliance of the Specifications with regulatory and compendial requirements.	***	***	***

3.2	Provide Batch identification system for finished Product.	***	***	***

3.3	Provide artwork and labeling text (blister, carton, leaflet, label, etc.) to ***.	***	***	***

3.4	Perform labeling review and approval.	***	***	***

3.5	*** will provide Specifications for packaging materials, and ensure compliance of the Specifications with regulatory and compendial requirements. *** will maintain approved Specifications.	***	***	***

3.6	Validate and/or transfer test method(s) for Product packaging materials to ***. *** to approve analytical methods.	***	***	***

3.7	Qualify packaging component and labeling suppliers in accordance with AAI policies. Qualification does not include on-site audits.	***	***	***

3.8	Procure packaging materials.	***	***	***

3.9	Analyze packaging materials.	***	***	***

3.10	Release packaging materials.	***	***	***

NO.	RESPONSIBILITIES	N/A	Medicis	AAI
3.11
Retain samples of labeling materials for a minimum of *** past Product expiry date. [NOTE: Other packaging materials need not be retained separately since they are part of the finished Product retains].
		***	***	***

3.12	Perform Packaging Validation. *** to review and approve.	***	***	***

3.13	*** will provide Bill of Materials (BOM) for packaging. *** to review and approve.	***	***	***

3.14	*** will prepare Packaging Instructions (Production Operating Instructions for packaging). *** to review and approve.	***	***	***

3.15	Perform packaging operations (include documentation).	***	***	***

3.16	Perform in-process controls during packaging (include documentation).	***	***	***

3.17	Develop finished Product sampling plan consistent with the Manufacturing Terms for retain and stability samples. Provide finished Product release sampling plan for *** review and approval.	***	***	***

3.18	Sample finished Product including retain samples, stability samples, release samples, and customer samples.	***	***	***

3.19	Retain reference samples of finished Product for a minimum of one *** past Product expiry date.	***	***	***

3.20	Reconcile packaging materials.	***	***	***

3.21	Perform manufacturing facility, equipment and instrument qualification, preventive maintenance and calibration.	***	***	***

3.22	Perform laboratory facility, equipment and instrument qualification, preventive maintenance and calibration.	***	***	***

3.23
Document, investigate and resolve any deviations from approved packaging instructions or Specifications. *** to review and approve all deviations. Notify *** within (2) two business days of discovery of deviations.
		***	***	***

NO.	RESPONSIBILITIES	N/A	Medicis	AAI
4.	TESTING AND RELEASE OF FINISHED PRODUCT

4.1	Validate and/or transfer test method(s) for finished Product to ***. *** to review and approve.	***	***	***

4.2	Perform laboratory equipment and instrument qualification, preventive maintenance and calibration.	***	***	***

4.3	Analyze finished Product.	***	***	***

4.4	*** to approve shipment of finished Product to ***. *** to release Product for distribution.	***	***	***

4.5	Review Batch Record including all pertinent documentation and data. Provide copy to *** for review.	***	***	***

4.6	Produce Certificate of Analysis for finished Product testing.	***	***	***

4.7
Perform stability storage and testing as requested by *** in accordance with the Manufacturing Terms. Notify *** immediately within (1) one business day, if the Product fails to meet Specifications during stability testing.
		***	***	***

4.8	Stability Testing Protocol	***	***	***

	Define protocol requirements.	***	***	***

	For each packaging configuration, place the *** production Batches of Product on stability and then at least one Batch annually.	***	***	***

	Pull stability samples as per the approved stability protocol. Provide reviewed/approved test results to Medicis within *** of completion of testing.	***	***	***

	Perform stability facility, equipment and instrument qualification, preventive maintenance and calibration.	***	***	***

4.9	Establish approved expiration date.	***	***	***

NO.	RESPONSIBILITIES	N/A	Medicis	AAI
4.10	Adverse Events and Product Complaints

*** shall document Product complaints and adverse event claims. *** shall notify the other’s key contact as specified in the Manufacturing Terms following receipt of any Adverse Event or Product Complaint.
		***	***	***

*** shall promptly investigate any such complaints. *** shall provide *** with a summary of its investigation as soon as practicable, but in no event later than ***. Complaints designated by *** as “high priority complaints” shall be investigated by *** within ***.
		***	***	***

	*** shall respond to regulatory agencies and reporters and shall be responsible for all activities relating to medical surveillance.	***	***	***

	Complete follow-up corrective action.	***	***	***

4.11	Visually examine retain reference samples of finished Product annually. Investigate if required. Report all results to ***.	***	***	***

4.12	Perform Annual Product Review. Provide copies of all information supporting annual Product reporting to ***.	***	***	***

4.13	Prepare annual Product report and file with applicable regulatory agencies.	***	***	***

4.14	Product Recall	***	***	***

	Decide to initiate recall.	***	***	***

	Notify appropriate regulatory agencies.	***	***	***

	Manage recall.	***	***	***

	Reconcile returned Product.	***	***	***

NO.	RESPONSIBILITIES	N/A	Medicis	AAI
4.15	Responsibility to Authorities

	Liaison with Regulatory Authorities for approval, maintenance and updating of drug application.	***	***	***

Liaison with Regulatory Authorities for any site visits related to the Products produced for Medicis. ***to notify*** promptly within no more than one (1) business day after being contacted regarding such site visits.
		***	***	***

	Maintain safety/hazard and handling data on Products and Active Ingredient.	***	***	***

	Maintain safety/hazard and handling data on Components.	***	***	***

4.16	Special test requirements (specify):	***	***	***

4.17	Maintain all Batch Records for a minimum of *** past Product expiry date and supply copies (true or electronic) of all such records to Medicis on request.	***	***	***

5	STORAGE AND TRANSPORTATION OF BULK PRODUCT, FINISHED PRODUCT AND WASTE DISPOSAL

5.1	Store bulk Product up to packaging.	***	***	***

5.2	Store finished Product after release by Medicis.	***	***	***

5.3	Store all materials under appropriate conditions of temperature, humidity, light and cleanliness and in a manner to avoid deterioration, theft, interference and Product contamination.	***	***	***

6	DOCUMENTATION

6.1	Provide *** with complete copies of Process Validation reports for the first*** Batches of each Product.	***	***	***

NO.	RESPONSIBILITIES	N/A	Medicis	AAI
6.2	Provide *** with complete copies of Packaging Validation reports for each Product.	***	***	***

6.3	Provide the following documentation to *** for each Batch:	***	***	***

	Executed Batch record, including copies of labeling documenting expiration date and lot number	***	***	***

	Test results for Active Ingredient and Components (upon request)	***	***	***

	Manufacturing release summary: Certificate of Compliance (COC) statement indicating Product conformance with cGMP, signed by the responsible Quality individual performing Product approval	***	***	***

	If Product release testing is performed by ***, testing release summary, Certificate of Analysis (COA), including:	***	***	***

- Tests performed

- Test methods used

- Test Specifications

- Test results including retest results if required

- Date of release

- Signature of responsible Quality individual performing testing release

Medicis	AAI
Quality Assurance Approval:

Name: Mark A. Prygocki, Sr.	Name:

(Print/Type)	(Print/Type)
Title: Chief Financial Officer	Title:

Signature:	Signature:

Date:	Date:

AAI
Executive Approval:

Name:

(Print/Type)
Title:

Signature:

Date: